UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2005

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  Changes in Control of Registrant.

Pursuant to a Consent Order of Forfeiture entered by the United States District Court for the Southern District of New York (the “District Court”) on June 8, 2005, all securities of Adelphia Communications Corporation and its subsidiaries (the “Company” or “Adelphia”) directly or indirectly owned by the Rigas family were forfeited to the United States.  According to Company records, the securities forfeited by the Rigas family included the following securities beneficially owned (as calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by members of the Rigas family: (i) 60,751,992 shares of Class A Common Stock, par value $0.01 (representing approximately 22.8% of the outstanding shares of Class A Common Stock based on the shares of Class A Common Stock outstanding as of April 30, 2005) and (ii) all 25,055,365 outstanding shares of Class B Common Stock, par value $0.01.  The Class B Common Stock is a “super-voting” common stock that entitles the holders to 10 votes per share.

As previously reported in Current Reports on Form 8-K filed on April 26, 2005 and June 2, 2005, the United States is expected to transfer these forfeited securities to Adelphia pursuant to the settlement agreement between the Company and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”).

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, sale of Century/ML Cable Venture (“Century/ML”), restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the proposed settlements with the Securities and Exchange Commission and the U.S. Attorney and any other agreements needed to effect those settlements are consummated, whether the proposed sale of Century/ML to MidOcean Partners, L.P. and Crestview Partners is approved and consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2005	ADELPHIA COMMUNICATIONS CORPORATION
(Registrant)

	By:	/s/ Brad M. Sonnenberg
	Name:	Brad M. Sonnenberg
	Title:	Executive Vice President, General Counsel and Secretary